EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, C. Christian Winkle, President and Chief Executive Officer of Mariner Health Care, Inc. (the “Company”), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2002

/s/ C. Christian Winkle C. Christian Winkle President and Chief Executive Officer (Principal Executive Officer)